UNITED STATES SECURITIES AND EXCHANGE COMMISSION
WASHINGTON, D.C. 20549

FORM 8-K
CURRENT REPORT
PURSUANT TO SECTION 13 OR 15(d) OF THE SECURITIES EXCHANGE ACT OF 1934
Date of report (Date of earliest event reported):
April 26, 2011
PINNACLE AIRLINES CORP.
(Exact Name of Registrant as Specified in Charter)

(State or other jurisdiction of incorporation or organization)	(Commission File Number)	(I. R. S. Employer Identification No.)
Delaware	001-31898	03-0376558
(Address of principal executive offices)	(Zip Code)
1689 Nonconnah Blvd, Suite 111 Memphis, TN	38132
Registrant’s telephone number, including area code
(901)-348-4100
(Former name or former address, if changed since last report.)

 Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions (see General Instruction A.2. below):

☐	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Item 2.02 Results of Operations and Financial Condition

Pinnacle Airlines Corp. (the “Company”) is finalizing its first quarter 2011 financial results, and expects to announce these results on May 5, 2011.  The Company incurred several special items that negatively affected the financial results for the first quarter of 2011.  First, the Company incurred severance related costs under its implementation plan to combine the operations of its three subsidiaries.  In addition, the Company recorded certain nonrecurring costs associated with the implementation of its new collective bargaining agreement with the Air Line Pilots Association (“ALPA”), including adjustments to accrued vacation balances and a one-time payment to ALPA to reimburse professional fees associated with contract implementation.  The Company also incurred severance and consulting costs related to the resignation of the Company’s chief executive officer in March 2011.  These special items totaled $5.8 million for the quarter.  Including these special items, the Company expects to report a fully diluted loss per share between $(0.15) and $(0.20).  Excluding these special items, the Company expects to report fully diluted earnings (loss) per share between $(0.01) and $0.04 for the first quarter of 2011.

Non-GAAP Reconciliation

Three Months Ended March 31, 2011 EPS Guidance

Estimated earnings (loss) per share in accordance with GAAP	$(0.15) to $(0.20)
Special items, net of tax	$0.19
Estimated Non-GAAP earnings (loss) per share	$0.04 to $(0.01)

Non-GAAP Disclosures

This release and certain tables accompanying this release include certain financial information not prepared in accordance with generally accepted accounting principles ("GAAP"), including the Company’s earnings per share for the three months ended March 31, 2011.  The Company believes that this information is useful to investors as it indicates more clearly the Company's results. None of this information should be considered a substitute for any measures prepared in accordance with GAAP. The Company has included its reconciliations of these non-GAAP financial measures to the most comparable GAAP financial measures.

Forward-Looking Statements

This 8-K contains various forward-looking statements that are based on management's beliefs, as well as assumptions made by and information currently available to management. Although the Company believes that the expectations reflected in such forward-looking statements are reasonable, it can give no assurance that such expectations will prove to have been correct.  Such statements are subject to certain risks, uncertainties and assumptions, including those set forth in our filings with the Securities and Exchange Commission, which are available to investors at our website or online from the Commission.  Should one or more of these risks or uncertainties materialize, or should underlying assumptions prove erroneous, actual results may vary materially from results that were anticipated or projected. The Company does not intend to update these forward-looking statements before its next required filing with the Securities and Exchange Commission.

SIGNATURE

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned thereunto duly authorized.

PINNACLE AIRLINES CORP.
(Registrant)

By: /s/ Peter D. Hunt
Peter D. Hunt
Vice President and Chief Financial Officer
April 26, 2011